Vanguard FTSE Emerging Markets ETF

Summary Prospectus

February 28, 2013

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard Emerging Markets Stock Index Fund ETF Shares (VWO)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 28, 2013, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.10%
12b-1 Distribution Fee	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.18%

Example

The following example is intended to help you compare the cost of investing in FTSE Emerging Markets ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in FTSE Emerging Markets ETF. This example assumes that FTSE Emerging Markets ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.

Primary Investment Strategies

The Fund employs an indexing investment approach by investing substantially all (approximately 95%) of its assets in the common stocks included in the FTSE Emerging Transition Index, while employing a form of sampling to reduce risk. The FTSE Emerging Transition Index is a “dynamic” index that represents the components of the FTSE Emerging Index plus South Korean equity exposure. The FTSE Emerging Transition Index will gradually reduce South Korean equity exposure by approximately 4% each week over a period of 25 weeks while proportionately adding exposure to stocks of companies located in other countries based on their weightings in the FTSE Emerging Index. The FTSE Emerging Index includes approximately 795 common stocks of companies located in emerging markets around the world. As of October 31, 2012, the largest markets covered in the Index were China, Brazil, Taiwan, and South Africa (which made up approximately 17%, 16%, 13%, and 11%, respectively, of the Index’s market capitalization).

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. The Index’s, and therefore the Fund’s, heavy exposure to China, Brazil, and Taiwan subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• FTSE Emerging Markets ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of a FTSE Emerging Markets ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy FTSE Emerging Markets ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although FTSE Emerging Markets ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of FTSE Emerging Markets ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of FTSE Emerging Markets ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a relevant market index and another comparative index. MSCI Emerging Markets Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Emerging Markets Stock Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.17% (quarter ended June 30, 2009), and the lowest return for a quarter was –27.82% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Mar. 4,
	1 Year	5 Years	2005)
Vanguard Emerging Markets Stock Index Fund ETF Shares
Based on NAV
Return Before Taxes	18.84%	–0.87%	9.92%
Return After Taxes on Distributions	18.41	–1.25	9.54
Return After Taxes on Distributions and Sale of Fund Shares	12.72	–0.82	8.69
Based on Market Price
Return Before Taxes	19.24	–0.70	10.01
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI Emerging Markets Index	18.22%	–0.92%	10.44%
Spliced Emerging Markets Index	18.22	–0.92	10.02

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael Perre, Principal of Vanguard. He has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares.The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot pruchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Emerging Markets Stock Index Fund ETF Shares—Fund Number 964

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

© 2013 The Vanguard Group, Inc. All rights reserved.

U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Vanguard Marketing Corporation, Distributor.

SP 964 022013